UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 12, 2016

INPHI CORPORATION

(Exact name of registrant as specified in its charter)

001-34942
(Commission File Number)

Delaware	77-0557980
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

2953 Bunker Hill Lane, Suite 300, Santa Clara, California 95054

(Address of principal executive offices, with zip code)

(408) 217-7300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.      Completion of Acquisition or Disposition of Assets.

On December 12, 2016, Inphi Corporation (the “Company”) completed the previously announced acquisition of ClariPhy Communications, Inc., a Delaware Corporation (“ClariPhy”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) dated November 1, 2016, by and among the Company, Clarice Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), ClariPhy and Fortis Advisors LLC, a Delaware limited liability company, solely in its capacity as Securityholders' Agent. Pursuant to the terms of the Merger Agreement, ClariPhy became a wholly owned subsidiary of the Company through a merger of Merger Sub with and into ClariPhy (the “Merger”).

At the closing of the Merger, pursuant to the Merger Agreement, the Company paid approximately $277 million in cash and assumption of certain liabilities. A portion of the consideration was placed into an escrow fund for up to 24 months following the closing for the satisfaction of certain indemnification obligations.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was originally filed as an exhibit to the Company’s Current Report on Form 8-K filed on November 1, 2016, and which is incorporated into this Item 2.01 by reference.

Item 7.01 Regulation FD Disclosure.

On December 12, 2016, the Company issued a press release announcing the completion of the Merger. A copy of the release is filed herewith as Exhibit 99.1 and is incorporated herein by reference. The information in this Form 8-K under Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific referencing in such filing.

Item 9.01      Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The financial statements of ClariPhy required by Regulation S-X will be filed by an amendment to this Form 8-K. The amendment will be filed with the Securities and Exchange Commission (the “Commission”) no later than 71 calendar days after the date this Form 8-K is required to be filed with the Commission.

(b) Pro forma financial information.

The pro forma financial information required by Regulation S-X will be furnished by an amendment to this Form 8-K. The amendment will be filed with the Commission no later than 71 calendar days after the date this Form 8-K is required to be filed with the Commission.

(d) Exhibits

Exhibit No.	Description

2.01	Agreement and Plan of Merger dated as of November 1, 2016 by and among the Registrant, Clarice Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of the Registrant, ClariPhy Communications, Inc., a Delaware corporation, and Fortis Advisors LLC, a Delaware limited liability company, solely in its capacity as Securityholders’ Agent (filed as Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed on November 1, 2016, and incorporated herein by reference).*

99.1	Press release dated December 12, 2016

* Inphi hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to such agreement to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2016

INPHI CORPORATION

By:	/s/ Richard Ogawa
Richard Ogawa
General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.01	Agreement and Plan of Merger dated as of November 1, 2016 by and among the Registrant, Clarice Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of the Registrant, ClariPhy Communications, Inc., a Delaware corporation, and Fortis Advisors LLC, a Delaware limited liability company, solely in its capacity as Securityholders’ Agent (filed as Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed on November 1, 2016, and incorporated herein by reference).*

99.1	Press release dated December 12, 2016

* Inphi hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to such agreement to the U.S. Securities and Exchange Commission upon request.